Exhibit 10.3

AMENDMENT TO LOAN AGREEMENT

This Amendment to Loan Agreement (this “Amendment”) is entered into as of June 10, 2018, by GPIC, Ltd. (“GPIC”) and Rimini Street, Inc. (as successor to GP Investments Acquisition Corp.) (the “Company”).

RECITALS

WHEREAS, GPIC and the Company are parties to that certain Loan Agreement, dated as October 6, 2017 (as may be amended, the “Loan Agreement”), whereby GPIC made a loan to the Company pursuant to the terms and conditions set forth in the Loan Agreement. Capitalized terms used herein but not otherwise defined shall have their respective meaning as set forth in the Loan Agreement.

WHEREAS, GPIC and the Company desire to amend the Loan Agreement pursuant to the terms herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Amendment to the Loan Agreement. The fourth paragraph of the Loan Agreement is hereby amended and restated in its entirety as follows:

   “It is hereby agreed between GPIC and the Company that the Loan Amount shall become immediately due and payable on January 4, 2019.”

   Except as expressly amended by this Amendment, the Loan Agreement remains unmodified and in full force and effect, and is hereby ratified and confirmed.

2.       Effective Date. This Amendment shall become effective upon the closing of the purchase and sale of common stock and preferred stock pursuant to that certain Securities Purchase Agreement, dated on the date hereof, by and among the Company, VPC Special Opportunities Fund III Onshore, L.P., a Delaware limited partnership, and the other purchasers named therein. Upon any termination of the Securities Purchase Agreement in accordance with its terms, this Amendment shall be null and void.

3.       Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute a single instrument. Copies of this Amendment may be executed and delivered via ‘PDF’ or other electronic means with the same force and effect as originals.

[Signature Pages Follow]

1

IN WITNESS WHEREOF, the undersigned have, intending to be legally bound hereby, have executed this Amendment, as of the date first set forth above.

Rimini Street, Inc.

By:	/s/ Seth A. Ravin
Name:	Seth A. Ravin
Title:	Chief Executive Officer

[Signature Page to GPIC Loan Amendment]

GPIC, Ltd.

By:	/s/ Antonio Bonchristiano
Name:	Antonio Bonchristiano
Title:	Authorized Officer

[Signature Page to GPIC Loan Amendment]